Exhibit 10.8

ENGINE SALE AGREEMENT

between

*

(Seller)

and

Contrail Aviation Leasing, LLC

(Buyer)

in relation to

one CFM International Engine

Model CFM56-5B4 ESN *

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

THIS ENGINE SALE AGREEMENT is dated as of January 25, 2018 and is made between *             *    , a company organized under the laws of *                                    having its principal place of business at *                     *                                                                                         (“Seller”) and Contrail Aviation Leasing, LLC, a company organized under the laws of the State of Wisconsin having its principal place of business at 435 Investment Court, Verona, WI 53593 (“Buyer”).

WHEREAS, Buyer desires to purchase the Engine (as defined herein); and

WHEREAS, Seller currently leases the Engine to Lessee (as defined herein) on terms outlined in the Lease;

WHEREAS, Seller desires to sell the Engine (subject to lease) to Buyer, subject to and in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants herein made, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Buyer agrees to purchase and Seller agrees to sell the Engine on the terms and conditions set forth below:

1.	Definitions

1.1	“Acceptance Certificate” shall mean a certificate in the form of Schedule B attached hereto, evidencing Buyer’s acceptance of the Engine at the Delivery Location.

1.2	“Agreement” shall mean this Engine Sale Agreement, as the same may be amended or supplemented from time to time.

1.3

“Assignment, Assumption and Amendment Agreement” shall mean that certain Assignment, Assumption and Amendment Agreement dated as of January     , 2018 entered into between (i) *                     (ii) Contrail Aviation Leasing, LLC; and (iii) *                                 *                     *            .

1.4	“Bill of Sale” shall mean the form bill of sale at Schedule A attached hereto which shall transfer title and risk of loss or damage to the Engine from Seller to Buyer.

1.5

“Cape Town Convention” means the official English language texts of The Convention on International Interests in Mobile Equipment and The Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment which were signed in Cape Town, South Africa on May 16, 2001.

1.6	“Closing Date” shall mean the date on which Delivery shall occur.

1.7	“Delivery” shall mean the delivery of the Engine to Buyer at the Delivery Location on the Closing Date, as evidenced by Seller’s delivery to Buyer of the Bill of Sale.

1.8	“Delivery Location” shall mean * , U.S.A. or such other location as agreed between the Parties.

1.9	“Deposit” means a deposit in an amount of US$ * .

1.10	“Economic Closing Date” shall mean December 1, 2017.

1.11

“Engine” shall mean one (1) used CFM International aircraft engine model CFM56-5B4 having engine serial number *            , in its current QEC configuration but excluding nose cowl and thrust reverser, together with all data, documents, reports and records belonging to or relating thereto current at the time of the Delivery.

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 2

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

1.12	“Engine Stand” shall mean one (1) engine transportation stand bearing cradle part number 403 and base serial number * .

1.13

“Event of Loss” shall mean any of the following with respect to the Engine: (a) any actual, constructive, or agreed total loss; or (b) requisition of title, confiscation or forfeiture depriving an owner of title or right of use.

1.14	“FAA” shall mean the U.S. Federal Aviation Administration.

1.15	“Final Delivery Date” shall mean February 15, 2018, or such other date as may be agreed between Buyer and Seller in writing.

1.16	“International Registry” shall have the meaning assigned to the term “International registry” in the Cape Town Convention.

1.17

“Lease” shall mean that certain Lease Agreement ESN *         dated as of September 29, 2017 between *                     (as lessor) and *                                                                       *        ) (as lessee) incorporating the terms of the Master Short-Term Engine Lease Agreement (2012 Revision), prepared by the International Air Transport Association in conjunction with the Aviation Working Group.

1.18	“Lessee” shall mean * * a * company having its principal place of business at * * * * * * * * * .

1.19	“Liens” shall mean all liens, charges, encumbrances and security interests.

1.20	“Party” shall mean Buyer or Seller individually.

1.21	“Parties” shall mean Buyer and Seller collectively.

1.22	“Purchase Price” shall mean the price Buyer shall pay Seller for the Engine and shall be in the amount of US$* or US$* in the event that the Closing Date occurs anytime after January 1, 2018.

1.23	“Scheduled Delivery Date” shall mean January 31, 2018, or such other date as may be agreed between Buyer and Seller in writing, but in no event later than the Final Delivery Date.

1.24	“Technical Acceptance” means acceptance based upon Buyer’s inspection of the Engine and review of records provided by Seller prior to execution of this Agreement.

1.25	“Transaction Documents” means this Agreement, the Bill of Sale and the Acceptance Certificate.

1.26

“Transfer Taxes” shall mean any and all present and future sales, use, personal property, ad valorem, value-added, withholding, transfer, VAT, stamp, documentary or other similar taxes, levies, imposts, fees or withholdings, together with any penalties, fines, surcharges or interest thereon and “Taxation” shall be construed accordingly.

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 3

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

1.27	“US$” shall mean United States of America Dollars, and shall be the currency which all payments under this Agreement are to be made.

2.	Sale of Engine

Subject to the terms and conditions of this Agreement, Seller agrees to sell, deliver, transfer and convey to Buyer the Engine on the Closing Date, and Buyer agrees to purchase the Engine from Seller on the Closing Date, in an “as is, where is” condition at the Delivery Location for the Purchase Price.

3.	Scheduled Delivery Date; Conditions Precedent; Final Delivery Date

This Agreement becomes effective on the date that it is signed and delivered by both Parties hereto. Seller and Buyer intend, and shall use good faith efforts to arrange, for Delivery to occur on the Scheduled Delivery Date, and shall prepare and coordinate accordingly, including as to preparation for timely delivery of all conditions precedent. Seller’s obligation to sell the Engine is subject to fulfilment of the conditions precedent set out in Schedule C (Conditions Precedent) on or before Delivery. Seller may, however, waive or defer any of the conditions precedent in its absolute discretion. If any of the conditions precedent are not satisfied (or waived or deferred by Seller in its absolute discretion) on or before the Final Delivery Date for reasons other than Seller’s default of its obligations hereunder. Seller may terminate this Agreement by written notice to Buyer and retain the Deposit in accordance with Section 4.2, and the Parties shall have no further obligations to each other under this Agreement. Buyer’s obligation to buy the Engine is subject to fulfilment of the conditions precedent set out in Schedule C-1 (Buyer’s Conditions Precedent) on or before Delivery. Buyer may, however, waive or defer any of the conditions precedent in its absolute discretion. If any of the conditions precedent are not satisfied (or waived or deferred by Buyer in its absolute discretion) on or before the Final Delivery Date for reasons other than Buyer’s default of its obligations hereunder, Buyer may terminate this Agreement by written notice to Seller, whereupon Seller shall promptly return the Deposit to Buyer and the Parties shall have no further obligations to each other under this Agreement.

4.	Deposit, Purchase Price and Payment

4.1	Deposit

Buyer has paid to Seller the Deposit and Seller acknowledges receipt of such payment.

4.2	Refund of Deposit

4.2.1 The Deposit shall be non-refundable by Seller unless one of the following events or circumstances shall occur (each, a “Deposit Refund Event”), in which case Seller shall, refund the Deposit in full to Buyer without interest within five (5) business days of Buyer’s written request:

(a)	the Engine suffers a Total Loss prior to delivery;

(b)

delivery does not occur by reason of action or inaction of Seller where such action or, as the case may be, inaction is in breach of Seller’s obligations hereunder and Buyer has notified Seller of its intent not to proceed with the purchase of the Engine; or

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 4

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

(c)

A condition precedent in Schedule C-1 is not satisfied or waived by Buyer, or if this transaction fails to close due to any inaction by Seller and Buyer gives Seller five (5) business days notice of its intent to terminate this transaction.

4.2.2 Intentionally omitted.

4.2.3 Buyer acknowledges that Seller has incurred and will incur costs and expenses in connection with the sale of the Engine hereunder. If the sale of the Engine to Buyer is not completed on or before the Final Delivery Date, the Deposit shall (unless a Deposit Refund Event shall have occurred) be forfeited to and retained by Seller as an agreed estimate of the losses incurred by Seller constituting liquidated damages and not a penalty.

Upon any return of the Deposit from Seller to Buyer pursuant to Clause 4.2, neither Seller nor Buyer shall have any further obligation or liability toward each other with respect to the transactions contemplated hereby.

4.3

The Purchase Price, less any Seller accredited Deposit amount, shall be paid on or before the Closing Date by Buyer to Seller. The Purchase Price shall be transmitted via wire transfer (or other mutually agreed upon means) in immediately available funds to Seller’s *                 account number as follows:

Bank Name:	*
Bank Address:
WIRE ABA:
Account Number:
Beneficiary:
Reference:
SWIFT:

or to such other account as Seller may specify in advance in writing.

5.	Acceptance; Inspection

Buyer hereby issues Technical Acceptance of the Engine in accordance with the terms and conditions of this Agreement, and Buyer’s delivery on the Closing Date of the Acceptance Certificate will evidence Buyer’s acceptance of Delivery of the Engine in accordance with the terms and conditions of such Acceptance Certificate and of this Agreement.

6.	Delivery Location; Transfer of Title

6.1	Seller shall deliver the Engine to Buyer at the Delivery Location.

6.2	Subject to the terms of this Agreement, including but not limited to Schedule C-1, on the Closing Date Buyer shall:

(i)	pay Seller the Purchase Price;

(ii)	deliver to Seller the insurance certificate in the form required by Section 9 herein; and

(iii)	deliver to Seller the Acceptance Certificate duly executed by Buyer.

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 5

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

6.3

Immediately upon Seller’s receipt of all of Buyer’s deliverables set forth in Schedule C and the Engine being located in the Delivery Location, Seller shall deliver to Buyer the Bill of Sale duly executed by Seller transferring to Buyer (i) title to the Engine free and clear of all Liens except for any arising by virtue of the Lease and (ii) risk of loss or damage to the Engine. An electronic copy of the Bill of Sale shall be provided to Buyer on the Closing Date, with the original to follow promptly thereafter.

6.4

Upon receipt of the Purchase Price from Buyer, Seller shall cause to be discharged both the International Registry international interest and from the FAA registry in Oklahoma City, Oklahoma the registered interest of *                                                      arising under *                         dated as of *       *            , as supplemented from time to time, by and between Seller and *                                              and the other lender parties thereto.

6.5

Seller shall deliver the Engine (except for the records to be delivered elsewhere pursuant to this Agreement) at the Delivery Location. The Engine Stand will be delivered to Buyer upon redelivery of the Engine from the Lessee in accordance with the terms of the Lease.

6.6

In the event that the Engine suffers an Event of Loss for any reason prior to Delivery, Seller shall notify Buyer of such Event of Loss and return the Deposit to Buyer, whereupon this Agreement shall terminate, and the Parties shall have no further rights or obligations hereunder.

6.7

The Parties hereby acknowledge that (i) all rent paid by Lessee to Lessor attributable to the period commenceing on the Economic Closing Date and (ii) all maintenance reserves paid by Lessee to Lessor from the Economic Closing Date shall be for Buyer’s benefit, Seller shall transfer to Buyer within five (5) business days, any and all such funds, without interest, received by Seller, in its capacity as lessor to an account specified by Buyer. This Section is conditional upon both Parties consummating the transactions contemplated by this Agreement by Buyer executing the Acceptance Certificate and Seller executing the Bill of Sale on the Closing Date.

7.	Covenants; Representations and Warranties

7.1

Seller agrees to ship, following delivery of the Engine on the Closing Date, all existing Engine records, including but not limited to those records provided to Buyer for review in connection with Technical Acceptance, to a location and party designated pursuant to written instructions provided by Buyer.

7.2

Seller hereby agrees to cooperate with Buyer to effect, maintain and discharge any and all filings and registrations as may be necessary to protect Buyer’s right, title or interest in and to the Engine which may be necessary or desirable to be filed or registered in relation to the Convention on International Interests. In Mobile Equipment, and the Aircraft Protocol thereto and matters specific to aircraft equipment signed at Capetown on 16 November 2001. In this regard, Seller specifically acknowledges that it shall consent to the registration of the contract of sale of the Engine on the International Registry requested by Buyer at Delivery of the Engine.

7.3	Seller represents and warrants that as of the date hereof and as of the Closing Date, that:

(a)

Seller is a an entity duly formed, validly existing and in good standing under the laws of *             and has the power and authority to carry on its business as presently conducted and to enter into this Agreement and perform its obligations hereunder;

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 6

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

(b)

The signing and delivering of this Agreement and the performance of the obligations of Seller under this Agreement are within the powers of Seller, have been duly authorized by all necessary action, and do not and will not (i) require the consent or approval or other action by, notice to, or filing with any person, body, or governmental authority, (ii) contravene any provision of its organization documents or resolutions, (iii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award binding upon it or its property or applicable to this Agreement or the Engine, (iv) violate, or constitute a default under, any indenture, agreement, document, or instrument to which it is a party or by which it or its property is bound, or (v) result in, or require the creation of, any imposition, mortgage, deed of trust, pledge, lien, security interest, or other charge or encumbrance of any nature upon, or with respect to, any of its property; and

(c)

This Agreement has been duly executed and delivered by it and, upon execution and delivery by Seller, will constitute its legal, valid, and binding obligations, enforceable in accordance with their respective terms, except as may be limited by the effect of bankruptcy, insolvency and other similar laws of general application now or hereafter in effect relating to the enforcement of the rights of creditors in general

7.4	Buyer represents and warrants that as of the date hereof and as of the Closing Date, that:

(a)

Buyer is an entity validly existing and in good standing under the laws of Wisconsin and has the power and authority to carry on its business as presently conducted and to enter into this Agreement and perform its obligations hereunder;

(b)

The signing and delivering of this Agreement and the performance of the obligations of Buyer under this Agreement are within the powers of Buyer, have been duly authorized by all necessary action, and do not and will not (i) require the consent or approval or other action by, notice to, or filing with any person, body, or governmental authority, (ii) contravene any provision of its organization documents or resolutions, (iii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award binding upon it or its property or applicable to this Agreement, the other Sale Documents or the Engine, (iv) violate, or constitute a default under, any indenture, agreement, document, or instrument to which it is a party or by which it or its property is bound, or (v) result in, or require the creation of, any imposition, mortgage, deed of trust, pledge, lien, security interest, or other charge or encumbrance of any nature upon, or with respect to, any of its property; and

(c)

This Agreement has been duly executed and delivered by it, and, upon execution and delivery by Buyer, will constitute its legal, valid, and binding obligations, enforceable in accordance with their respective terms, except as may be limited by the effect of bankruptcy, insolvency and other similar laws of general application now or hereafter in effect relating to the enforcement of the rights of creditors in general.

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 7

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

8.	Limited Warranty and Disclaimer

8.1

Seller warrants that, on or before Delivery, it will own the Engine, and that it will deliver good and marketable title, free and clear of all Liens (except for any arising by, through or under Buyer) on the Closing Date. Seller agrees to defend, hold harmless, and indemnify Buyer with respect to any claims of ownership or Liens asserted by any third party after the Closing Date relating to claims arising prior to the Closing Date, except for any arising by, through or under Buyer.

8.2

Seller hereby assigns to Buyer all warranties, service policies and guarantees (to the extent that they are assignable) it holds with regard to the Engine, with effect from, and simultaneously with, Delivery. To the extent that such rights are not assignable, Buyer is hereby subrogated to all such rights of Seller, and Seller agrees to use reasonable efforts to give Buyer the benefit of any such warranties or other compensation by giving notice to, and using reasonable efforts to obtain the consent of, the applicable manufacturer for this purpose. Seller agrees to execute and deliver such further documents and instruments as Buyer may reasonably request to evidence the assignments and transfers contemplated hereby.

8.3

THE ENGINE, INCLUDING THE COMPONENT PARTS THEREOF AND THE RECORDS, ARE BEING SOLD ON AN “AS IS” AND “WHERE IS” AND WITH “ALL FAULTS” BASIS. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT SELLER MAKES NO WARRANTIES, GUARANTEES OR REPRESENTATIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE AND SELLER HEREBY DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE WHATSOEVER, INCLUDING MERCHANTABILITY, FITNESS FOR USE, CONDITION, DESIGN, OPERATION, WORKMANSHIP, AS TO ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT, OF ANY PATENT, TRADEMARK OR COPYRIGHT AND, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, SELLER FURTHER DISCLAIMS ANY LIABILITY FOR OBLIGATIONS BASED IN TORT, INCLUDING STRICT LIABILITY OR NEGLIGENCE, ACTUAL OR IMPUTED, OR ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USEAGE OF TRADE OR FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES, AND BUYER HEREBY WAIVES ALL SUCH OTHER WARRANTIES, REMEDIES OR LIABILITIES, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE.

9.	Indemnifications and Insurance

9.1

Buyer shall indemnify, defend and hold harmless Seller. Seller’s affiliates, *         *                     *                             as Administrative Agent and Lender under the Credit Agreement between itself and Seller and the other Lenders thereto, and each of their respective subsidiaries, shareholders, partners, officers, directors, and employees or agents together with their affiliates and each of its and their respective successors, assigns, owners, officers, employees, and affiliates (individually each an “Indemnitee” and collectively “Indemnitees”) in full on demand in respect of all losses, liabilities, claims, proceedings, penalties, judgments, damages, costs and expenses, including reasonable

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 8

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

attorneys’ fees and expenses (collectively, “Losses”) suffered or incurred by any such party as a result of a third-party claim (regardless of when the same are suffered or incurred) arising out of or connected in any way with (a) the purchase, manufacture, ownership, possession, registration, performance, transportation, management, sale, control, inspection, use or operation, design, condition, testing, delivery, leasing, maintenance, repair, service, modification, overhaul, replacement or removal of the Engine, (b) any loss of or damage to the Engine, (c) any breach by Buyer of any of its representations, warranties or covenants in this Agreement, or (d) otherwise in connection with the Engine or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters;

Notwithstanding the foregoing, the indemnities contained in this sub section shall not extend to Losses:

(i)	to the extent that such Losses arise, or are based upon acts or omissions occurring, before Delivery;

(ii)	to the extent that such Losses are caused by the willful misconduct or gross negligence of Seller or any of its employees, servants or agents;

(iii)

to the extent that such Losses are the result of failure by Seller to comply with any of its express obligations under this Agreement (unless such failure is caused by failure by Buyer to comply with any of its express obligations under this Agreement) or any representation or warranty given by Seller not being true and correct;

(iv)	to the extent such Losses arise from an act or omission of Seller or a Seller Indemnitee as a manufacturer, repairer or servicer of aviation products; or

(v)	which are required to be borne by Seller in accordance with any other express provision contained in this Agreement.

9.2

Seller shall indemnify, defend and hold harmless Buyer, Buyer’s affiliates, and Buyer’s lender and each of their respective subsidiaries, shareholders, partners, officers, directors, employees or agents together with their affiliates and each of its and their respective successors and assigns, owners, officer’s employees, and affiliates (individually each an “Buyer Indemnitee” and collectively “Buyer Indemnitees”) in full on demand in respect of all losses, liabilities, claims, proceedings, penalties, judgments, damages, costs and expenses, including reasonable attorneys’ fees and expenses (collectively, “Seller Losses”) suffered or incurred by any such party (regardless of when the same are suffered or incurred) arising out of or connected in any way with (a) the sale, manufacture, ownership, possession, registration, performance, transportation, management, sale, control, inspection, use or operation, design, condition, testing, delivery, leasing, maintenance, repair, service, modification, overhaul, replacement or removal of the Engine, (b) any loss of or damage to the Engine, (c) any breach by Seller of any of its representations, warranties or covenants in this Agreement, or (c) otherwise in connection with the Engine or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters;

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 9

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

Notwithstanding the foregoing, the indemnities contained in this sub section shall not extend to Seller Losses:

(i)	to the extent that such Seller Losses are based upon acts or omissions occurring, after Delivery;

(ii)	to the extent that such Seller Losses are caused by the willful misconduct or gross negligence of Buyer or any of its employees, servants or agents;

(iii)

to the extent that such Seller Losses are the result of failure by Buyer to comply with any of its express obligations under this Agreement (unless such failure is caused by failure by Seller to comply with any of its express obligations under this Agreement) or any representation or warranty given by Buyer not being true and correct;

(iv)	to the extent such Seller Losses arise from an act or omission of Buyer or a Buyer Indemnitee as a manufacturer, repairer or servicer of aviation products; or

(v)	which are required to be borne by Buyer in accordance with any other express provision contained in this Agreement.

9.3

Buyer shall maintain, or cause any operator of the Engine to maintain, at its own expense aviation liability insurance coverage in respect of the Engine for a period no less than two (2) years commencing on the Closing Date of the Engine with Seller and the Indemnities named on such policy(ies) as an additional insured(s). The insurance amount shall be no less than Seven Hundred Fifty Million United States Dollars (US$750,000,000) combined single property and bodily injury limit for each occurrence (and non-passenger personal injury limited to Twenty-Five Million United States Dollars (US$25,000,000) for each and every occurrence and in the aggregate). In the event that the Engine is permanently removed from service during such period, the sole insurance coverage required hereunder shall be aviation products liability insurance for no less than Twenty Million United States Dollars (US$20,000,000). On the Closing Date, and upon each subsequent insurance renewal date during such two-year period, Buyer shall deliver to Seller a certificate of insurance in a form reasonably acceptable to Seller issued by its insurance brokers to Seller, in respect of the required insurance over the required period. Such insurance certificate will constitute a satisfactory discharge of Buyer’s obligations under this Section 9.3 while such coverage remains in effect.

9.3

Buyer shall provide to Seller before the Scheduled Delivery Date, so as to allow adequate review, a certificate of insurance in form and substance satisfactory to Seller that shall include provisions whereby: (i) the Indemnitees are named as additional insureds for their respective rights and interests; (ii) the insurers under any hull policy for the Engine shall waive all rights of subrogation against the Indemnitees in respect of the interests of each Indemnitee in such policies; (iii) the insurance shall not be invalidated by any act or omission (including misrepresentation and non-disclosure) of Buyer or any other person (other than, as to any Indemnitee, such Indemnitee) which results in a breach of any term, condition, warranty or other provision of such policies; (iv) none of the Indemnitees shall have responsibility for the payment of premiums or any other amounts payable under such policies; (v) if such insurance is cancelled or allowed to lapse for any reason whatsoever,

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 10

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

or if any material change is made in such insurance that adversely affects the interest of any Indemnitee, such cancellation, lapse or change shall not be effective as to any Indemnitee for 30 days (or 7 days or such other period as is then customarily obtainable in the industry in the case of any war and allied perils liability coverage) after giving notice from such insurers or Buyer’s appointed insurance broker to Seller.

10.	Taxes

Buyer shall be responsible for Transfer Taxes levied or imposed as a result of execution of this Agreement and the sale of the Engine. Notwithstanding the previous sentence, Buyer shall not be responsible for taxes levied or imposed on the income of Seller. The Parties agree to fully cooperate in providing one another with any and all documents that may be used to obtain an exemption on taxes and duties levied on the sale of the Engine.

Each of Seller and Buyer shall co-operate and use reasonable efforts to avoid or minimize any and all Transfer Taxes or other taxes (such as taxes based on gross or net income, profits or revenue, or franchise or doing business) imposed on or arising out of the sale of the Engine to Buyer by Seller or otherwise imposed on the transactions contemplated by this Agreement. Notwithstanding the foregoing, any and all Transfer Taxes arising out of the sale and/or delivery of the Engine or any Part thereof shall be the sole responsibility and liability of Buyer.

Seller shall remain responsible for all taxes, duties and fees arising during Seller’s ownership of the Engine.

11.	Tax Indemnity

Buyer will indemnify and hold Seller harmless on demand from and against any and all Transfer Taxes levied or imposed against or upon Seller or Buyer and relating to or attributable to Buyer, this Agreement or the sale and/or purchase of the Engine pursuant to this Agreement, and any taxes and expenses of any kind whatsoever assessed against Seller which are attributable to any payment made by Buyer pursuant to this Agreement, except as provided in Section 10 above.

12.	Notices

Any notices required or permitted under this Agreement shall be in writing. Notices shall be provided to the Parties as follows, or at any other address either Party subsequently designates in writing:

If to Buyer		Contrail Aviation Leasing, LLC
435 Investment Court
Verona, WI 53593
Attention: Mr. Joe Kuhn
Email: joe@contrail.com
If to Seller:	*

Actual receipt of notice copies shall not determine or affect the effectiveness of the primary notice.

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 11

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

13.	Further Assurances

Each Party agrees to take further actions as are reasonably necessary, including furnishing documentation as requested, in order to carry out the intent of the Parties as expressed in this Agreement.

14.	Governing Law; Dispute Resolution

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Each Party to this Agreement irrevocably agrees that any legal action or proceedings in connection with this Agreement against either Party or any of its assets shall be brought in the Southern District of New York, which shall have jurisdiction to settle any disputes arising out of or in connection with this Agreement and each Party hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the Federal court in the Southern District of New York.

In the event of any dispute between the Parties under this Agreement, or the Assigment, Assumption and Amendment Agreement, the prevailing party shall be entitled to recover attorney’s fees from the other Party.

15.	Brokers

(a)

Each of the Parties represents and warrants to the other that it has not paid or agreed to pay or cause to be paid directly or indirectly in any form, any commission, percentage, contingency fee, brokerage or other similar payments of any kind in connection with the establishment or operation of this Agreement, to any person (other than fees payable to its legal advisors).

(b)

Each of the Parties agrees to indemnify the other Party against any and all claims, suits, damages, costs and expenses (including reasonable legal fees) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon any Transaction Document to the Engine if such claim, suit, damage, cost or expense arises out of breach by the indemnifying Party, its employees or agents of this Section 15.

16.	Confidentiality

(a)

Each Party undertakes that it will not at any time disclose to any person any confidential information concerning the Transaction Documents and the transaction contemplated by the Transaction Documents except as permitted by Section 16 (b).

(b)	Each Party may disclose the other Party’s confidential information to:

(i)

to its employees, officers, representatives or advisors who need to know such information for the purposes of carrying out the Party’s obligations under this Agreement. Each Party will ensure that its employees, officers, representatives or advisors to whom it discloses the other Party’s confidential information complying with this Section 16; and

(ii)	as may be required by law, court order or any governmental or regulatory authority.

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 12

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

17.	Entire Agreement

This Agreement, including referenced attachments and exhibits, contains the entire agreement of the Parties regarding the transaction described herein. This Agreement supersedes any prior negotiations, understandings, and oral or written agreements concerning this transaction. This Agreement may not be modified or amended in any way except by a subsequent written agreement executed by authorized representatives of both Parties.

18.	Language

All notices given under this Agreement will be in English. All documents, including the records for the Engine, delivered to Buyer pursuant to this Agreement will be in English, or if not in English, will be accompanied by a duly certified English translation.

19.	Expenses

Each Party will bear its own costs in relation to the negotiation, preparation and execution of the Transaction Documents save for as outlined in this Agreement. Buyer shall be responsible for the costs (including legal fees and the costs for legal opinions of external counsel, if any) of registering International Interests reflecting this sale and any subsequent interests on the International Registry if, and when, such registrations can be completed in respect of the Engine, this Agreement and any other Transaction Document.

20.	Miscellaneous

20.1	Section headings are included for convenience and reference only and are not intended to define or limit the scope of any provisions of this Agreement.

20.2	This Agreement shall be binding on and inure to the benefit of the respective successors and assigns (if permitted) of the Parties.

20.3

Performance under this Agreement may not be assigned by Buyer, except with prior written consent of the other Party; provided, however, Buyer may assign all of its rights and interests in and to this Agreement to Contrail Aviation Leasing LLC, a wholly-owned subsidiary of Buyer, without the written consent of Seller.

20.4

Each Party warrants that it has performed all acts necessary for its performance under this Agreement, that it has the necessary authority to enter into this Agreement, and that the individual executing this Agreement has the authority to bind such Party.

20.5	Each Party warrants that when executed, this Agreement shall constitute a legal, valid, and binding obligation of both Parties.

20.6

This Agreement may be executed in counterparts and facsimile and/or PDF signatures transmitted by electronic mail shall be accepted as originals. However, both Parties request that all such counterparts be followed up with hard copy originals.

20.7	All warranties and representations made by any Party in this Agreement shall survive the closing of the transaction and the delivery of the Engine.

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *

BUYER Contrail Aviation Leasing, LLC	Page 13

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

20.8	Any provision of this Agreement, which is deemed to be in violation of any law or is otherwise rendered unenforceable, shall not invalidate the remaining provisions hereof.

[Signature page follows]

Engine Sale Agreement

Engine Model CFM56-5B4 ESN *            .

SELLER *                    .

BUYER Contrail Aviation Leasing, LLC	Page 14

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

This Agreement has been duly executed by the Parties as of the date first written above.

FOR:

*

By:
Name:
Title:

FOR:

CONTRAIL AVIATION LEASING, LLC.

By:
Name:	Joseph Kuhn
Title:	CEO

Signature Page to Engine Sale Agreement relating to ESN *

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

This Agreement has been duly executed by the Parties as of the date first written above.

FOR:

*

By:
Name:
Title:

FOR:

CONTRAIL AVIATION LEASING, LLC.

By:	/s/ Joseph Kuhn
Name:	Joseph Kuhn
Title:	CEO

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

ENGINE WARRANTY BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

*                     (“Seller”), for good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, does hereby sell, grant, convey, transfer, bargain, deliver and set over unto Contrail Aviation Support, LLC. (“Buyer”) and unto its successors and assigns forever, all of Seller’s right, title and interest in and to:

One (1) used CFM International aircraft engine model CFM56-5B4 having engine serial number *                 in full QEC configuration, less nose cowl and thrust reversers including one (1) engine transportation stand bearing cradle number 403, and base serial number *         and together with all records belonging to or relating to such engine current at the time of the delivery (collectively, the “Engine”).

Seller represents and warrants that Seller does hereby sell, grant, convey, transfer, bargain, deliver and set over to Buyer, and its successors and assigns, good and marketable title to the Engine free and clear of all liens, charges. encumbrances and security interests of any kind (except for any arising by, through or under Buyer), and that Seller will defend such title against all such claims forever.

THE ENGINE, INCLUDING THE COMPONENT PARTS THEREOF AND THE RECORDS, ARE BEING SOLD ON AN “AS IS” AND “WHERE IS” AND WITH “ALL FAULTS” BASIS. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT SELLER MAKES NO WARRANTIES, GUARANTEES OR REPRESENTATIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE AND SELLER HEREBY DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE WHATSOEVER, INCLUDING MERCHANTABILITY, FITNESS FOR USE, CONDITION, DESIGN, OPERATION, WORKMANSHIP, AS TO ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT, OF ANY PATENT, TRADEMARK OR COPYRIGHT AND, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, SELLER FURTHER DISCLAIMS ANY LIABILITY FOR OBLIGATIONS BASED IN TORT, INCLUDING STRICT LIABILITY OR NEGLIGENCE, ACTUAL OR IMPUTED, OR ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE OR FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES, AND BUYER HEREBY WAIVES ALL SUCH OTHER WARRANTIES, REMEDIES OR LIABILITIES, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE.

THIS BILL OF SALE SHALL IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS AND IN THE FEDERAL COURTS SITUATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK, U.S.A. WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES WHICH MAY APPLY THE LAWS OF ANY OTHER JURISDICTION.

IN WITNESS WHEREOF, Seller has caused this instrument to be executed in its name as of February 23, 2018

*

By:
Name:
Title:

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

ACCEPTANCE CERTIFICATE

Reference is made to that certain Engine Sale Agreement, dated as of January 25, 2018 (the “Agreement”), between *                 (“Seller”) and Contrail Aviation Leasing, LLC (“Buyer”) with respect to that certain CFM International aircraft engine model CFM56-5B4 having engine serial number *             and related records (the “Engine”).

Buyer hereby acknowledges that the Engine (i) has been inspected by Buyer and (ii) has been accepted in its “AS IS, WHERE IS” and “WITH ALL FAULTS” condition on the date set forth above and is irrevocably accepted by Buyer for all purposes of the Agreement.

This Acceptance Certificate shall be interpreted in accordance with, and governed by, the laws of the State of New York, U.S.A, without regard to its conflict of laws principles which may apply the laws of any other jurisdiction.

CONTRAIL AVIATION LEASING, LLC

By:	/s/ Joseph G. Kuhn
Name:	Joseph G. Kuhn
Title:	President and CEO
Date:	January 23, 2018

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

SCHEDULE C

CONDITIONS PRECEDENT

1.	Seller must have received each of the following documents and evidence, and the following conditions shall be satisfied:

(a)	A certificate of an authorized signatory of Buyer, dated on or before the Delivery Date:

(i)

Certifying and identifying the persons authorized on behalf of Buyer to execute the Transaction Documents to which it is a party or to sign or send any document or notice in connection with any Transaction Document and to accept delivery of the Engine on its behalf; and

(ii)

Attaching and certifying the resolutions of the board of directors of Buyer approving the terms of, the transactions contemplated by, and the execution, delivery and performance of the Transaction Documents to which it is a party and confirming that the representations and warranties to be made by it are correct at the Delivery Date.

(b)	The Acceptance Certificate duly executed by Buyer

(c)	The insurance certificate specified in Section 9.3 and 9.4.

2.	Seller must have received the Purchase Price.

3.

Seller must have received a signed and dated PDF copy of that certain Assignment, Assumption and Amendment Agreement by each of Lessee and Buyer (or Contrail Aviation Leasing, LLC, a wholly-owned subsidiary of Buyer) with four (4) originals to follow in form and substance satisfactory to Seller.

4.	Buyer’s representations and warranties set forth in Section 7.4 are true and correct as of Closing.

5.	No Event of Loss has occurred with respect to the Engine.

SCHEDULE C-1

BUYER’S CONDITIONS PRECEDENT

Buyer must have received each of the following documents and evidence and the following conditions shall be satisfied:

1.	a copy of this Agreement duly executed by Seller;

2.

The Engine shall be free and clear of all Liens other than the Lease or those agreed to in writing by the Parties. In the event of such agreement, Buyer shall receive an undertaking(s) or other document(s) reasonably satisfactory to Buyer’s counsel, which commits Seller’s lender(s) to discharge all security interests promptly in connection with Closing.

3.

Buyer must have received a signed and dated PDF copy of that certain Assignment, Assumption and Amendment Agreement by each of Lessee and Seller with one (1) original copy to follow in form and substance satisfactory to Buyer.

4.	the Engine is at the Delivery Location;

5.	Seller’s representations and warranties set forth in Section 7.3 are true and correct as of Closing; and

6.	No Event of Loss has occurred with respect to the Engine.

7.	No change in the condition of the Engine, except as to ordinary wear and tear, shall have occurred between the time of Technical Acceptance and Delivery.

8.	A certificate of an authorized signatory of Seller, dated on or before the Delivery Date;

(i)

Certifying and identifying the persons authorized on behalf of Seller to execute the Transaction Documents to which it is a party or to sign or send any document or notice in connection with any Transaction Document and to accept delivery of the Engine on its behalf; and

(ii)

Confirming that Seller has taken all necessary corporate actions required to approve the entry into, and performance of the transaction contemplated by this Agreement and that such actions have not been amended or rescinded in any way and that the representations and warranties made by it are correct at the Delivery Date.